Exhibit 23.1



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-44533) pertaining to the VTEL Corporation 401(k) Plan of our report dated May 1, 2003, with respect to the financial statements and schedule of the VTEL Corporation 401(k) Plan included in this Annual Report on Form 11-K for the year ended December 31, 2002.


Austin, TX                                           /s/ Ernst & Young, LLP
June 24, 2003